UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2005
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition
On August 1, 2005, Nastech Pharmaceutical Company Inc. (the “Registrant”) reported its financial results for its second quarter of fiscal year 2005 ended June 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01 Regulation FD
On August 1, 2005, the Registrant filed a press release announcing that it planned to offer 1.5 million shares of common stock in an underwritten public offering pursuant to an effective shelf registration statement. The Registrant intends to grant the underwriters an option to purchase an additional 225,000 shares of common stock to cover over-allotments. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
In connection with the foregoing, the Registrant hereby furnishes the following exhibits:
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit Number	Description

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated August 1, 2005.

99.2	Press Release of Nastech Pharmaceutical Company Inc. dated August 1, 2005.
The information contained herein and in the accompanying exhibits is being furnished pursuant to “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD.” The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.

(Registrant)

	By:	/s/ Gregory L. Weaver

	Name:	Gregory L. Weaver
	Title:	Chief Financial Officer

Dated:
August 1, 2005
Exhibit Index

Exhibit Number	Description

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated August 1, 2005.

99.2	Press Release of Nastech Pharmaceutical Company Inc. dated August 1, 2005.